EXHIBIT 10.13

10.13   Lease Agreement between 505 - 525 Atrium, L.P. and CommunicateNow.com,
        Inc.

                                      LEASE
                            DEFINITION OF LEASE TERMS

*See attached Lease Provisions pages 1-3 and Building Rules and Regulations page
Rules - 1

LANDLORD: 505-525 Atrium, L.P.
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TENANT: CommunicateNow.Com Inc.                             Suite # 260
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BUILDING: 505 North Belt                    ADDRESS:        505 North Belt
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                                                            Houston, TX  77060
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TERM: One (-1-) years Zero (-0-) months    or                / month -to- month
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COMMENCEMENT DATE: June 1, 2001
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BASIC RENT (monthly): $434.00          SECURITY DEPOSIT: $434.00
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TENANT ADDRESS (not in building):      2015 Birdcreek Terrace       DL # 0043720
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PHONE #: 254-771-0999                  #101                         State: TX
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FAX #: 254-771-1053                    Temple, TX  76502
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LANDLORD ADDRESS: 505-525 Atrium, L.P.              (FOR ALL OTHER PURPOSES):
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(FOR RENT PYMENTS):P.O. BOX 4737                    2650 FOUNTANVIEW, SUITE 400
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                   HOUSTON, TEXAS  77210-4737       HOUSTON, TEXAS  77057
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SPECIAL PROVISIONS: Tenant shall have the right to occupy premises from May 25,
2001 to May 31, 2001 at no charge. DB

Attested by:                                Attested by:
___________________                 LANDLORD:  505-525 Atrium, L.P.
                                               --------------------
TENANT    (signature)
Dennis J. Bash                      By: Boxer Property Management Corp.
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TENNANT (print name)                       A Texas Corporation
Date: 5-24-01                              (Management Company for Landlord)
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Date: 5-24-01
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                                LEASE PROVISIONS

THIS LEASE ("Lease") is made by and between LANDLORD and TENANT. In consideration of the mutual covenants and agreements herein set forth, and any other consideration, Landlord leases to Tenant and Tenant leases from Landlord the area generally outlined on the plan attached hereto as 'Exhibit A', hereinafter referred to as the 'Premises' which is part of the Building
(hereinafter referred to as the 'Building").

1. TERM. The Term of this Lease shall continue, unless sooner terminated as provided hereinafter. In the event that Term is month-to-month, either party may terminate this Lease with a thirty (30) day written notice.

2. BASIC RENT AND SECURITY DEPOSIT. Except as provided for in this Lease, Tenant will pay to Landlord without deduction or setoff, Basic Rent for each month of the entire Lease Term. The term "Rent shall mean the amounts so payable plus all other amounts payable by Tenant under this Lease. One full monthly Basic Rent installment together with a Security Deposit shall be payable by Tenant upon execution of this Lease. Basic Rent for any fractional month at the beginning or end of the Term shall be prorated. The Security Deposit shall be held by
Landlord, without interest, as security for Tenant's performance under this
Lease, and not as an advance payment of rent or a measure of Landlord's damages.
Upon an Event of Default (defined below) or any damage to the Building or
Premises caused by Tenant, its employees or invitees, Landlord may, without prejudice to any other remedy, use the Security Deposit to cure such Event of
Default or repair any damage. Following any application of the Security Deposit,
Tenant shall, on demand, restore the Security Deposit to its original amount. If
Tenant is not in default hereunder, any remaining balance of the Security
Deposit shall be returned to Tenant upon termination of this Lease. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the
Security Deposit. Rent is due, and must be received by Landlord, by the first day of every month, at address specified by Landlord.

3. LANDLORD'S OBLIGATIONS.

     (a)  Landlord will furnish to Tenant at Landlord's expense:

          (1}  water at those points of supply provided for the general use of tenants of the Building;

          (2)  heated and refrigerated air conditioning in season, at such times as Landlord determines, and at such temperatures and in such amounts as reasonably considered necessary by Landlord;  service on Sundays, Saturdays, and holidays are optional on the part of the Landlord;

          (3)  janitorial services to the Premises on weekdays other than holidays and window washing as may, in Landlord's judgment, be reasonably required;

          (4)  passenger elevators for ingress to and egress from the Premises, in common with other tenants;

          (5)  replacement of Building standard light fixtures; and

          (6)  electric lighting for public areas and special service areas of the Building to the extent deemed by the Landlord to be
               reasonable.

     (b)  Landlord shall furnish electrical current required for normal office use of the Premises. Tenant shall pay Landlord's cost for any such excess use of electricity within ten (10) days after being invoiced therefore.

     (c)  Failure to furnish, stoppage, or interruption of these services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, or be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from performance of its obligations. Should any equipment furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly. Landlord shall not be obligated to furnish these services if Tenant is in default under this Lease.
                                                                    ____DB_____
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                                                               1 Tenant Initials
(b) Terminate Tenant's right to possession of the Premises without terminating this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the
Premises to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any par} thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for -prosecution or any claim for damages. If
Tenant's right to possession of the Premises is terminated hereunder, Tenant shall pay to Landlord. (1) all Rent to the date of termination of possession,
(2) all amounts due from time to time under Section 21, and (3) all Rent required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the
Premises during such period. Landlord shall use reasonable efforts to relet the
Premises on such terms and conditions as Landlord, in its sole discretion, may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the
Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder.
Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of
Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this
Lease, all actions taken by Landlord to exclude or dispossess Tenant of the
Premises shall be deemed to be taken under this Section 20.(b). If Landlord elects to proceed under this Section 20.(b), it may at any time elect to terminate this Lease under Section 20.(a).

(c) Change the door locks to the Premises and deny Tenant access to the Premises until such Event of Default is cured.

(d) (d) Enter upon the Premises without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which
Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

21. PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys'
fees) in (a) obtaining possession of the Premises, (b) removing and storing
Tenant's or any other occupants' property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, costs of tenant finish work, and all other costs incidental to such reletting), (e) performing Tenant's obligations which Tenant failed to perform, and (f) enforcing, or advising Landlord of its rights, remedies, and recourses arising out of the Event of Default.

22. LANDLORD'S LIABILITY. The liability of Landlord to Tenant for any default by
Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. Landlord's reservation of rights under this Lease, such as to enter upon or maintain the Premises, shall not be deemed to create any duty on the part of Landlord to exercise any such right. Landlord expressly advises Tenant that Landlord's intention is that Tenant shall have full responsibility for, and shall assume all risk to, persons and property while in, on or about the Premises.

23. SURRENDER OF PREMISES. No act of Landlord or its agents during the Term shall be deemed as acceptance of surrender of the Premises. No agreement to accept surrender of the Premises shall be valid unless the same is in writing and signed by the Landlord.

24. ATTORNEYS FEES. If Landlord employs an attorney to interpret, enforce or defend any of its rights or remedies hereunder. Tenant shall pay Landlord's reasonable attorney's fees incurred in such dispute.

25. FORCE MAJEURE. Whenever a period of time is prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of the Landlord.

26. GOVERNMENTAL REGULATIONS. Tenant will comply with all laws, ordinances, orders, rules and regulations of all governmental agencies having jurisdiction of the Premises with reference to the use, construction, condition or occupancy of the Premises.

27. APPLICABLE LAW. This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is located.

28. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns.

29. SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

30. NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names.

31. NOTICES. Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received, when deposited in the
United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at their respective addresses set forth above, or when sent by facsimile transmission to the respective numbers set forth above, or delivered to Tenant's place of business in the Building, and when sent or delivered by Landlord or his representative, including its Management company for the Building.

32. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the sections of this

33. AUTHORITY. If Tenant executes this Lease as a corporation or other entity, each o the persons executing this Lease on behalf of personally covenants and warrants that Tenant is duly authorized and validly existing, that Tenant is qualified to do business in the state in which the Building is located, that
Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do So.

34. LIQUIDATED DAMAGES. If the Premises is not ready for occupancy by the commencement date of this Lease, unless delayed by Tenant for any reason, the
Basic Rent under this Lease shall not commence until the Premises are ready for occupancy by Tenant. Such allowance for Basic Rent shall be in full settlement for any claim which Tenant might otherwise have by reason of the Premises not being ready for occupancy.

35. INTEGRATED AGREEMENT. This Lease contains the entire agreement of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

36. LATE FEE. If Rent is not received by Landlord on or before the fifth (5th)
day of any month, Tenant shall pay Landlord a late fee equal to fifteen percent
(15%) of the amount of Rent due, which shall be paid by Tenant to Landlord immediately upon written notice from Landlord. Failure by Tenant to make immediate payment of the delinquent Rent plus the late fee shall constitute an
Event of Default. This provision, expressly, does not relieve the Tenant's obligation to pay Rent on the first of each month and is not a waiver by the
Landlord to require payment on the first day of each month.

37. INTEREST ON SUMS EXPENDED BY LANDLORD. All sums paid and all expenses incurred by Landlord in performing Tenant's duties hereunder or curing Events of
Default shall accrue interest at the rate of fifteen percent (15%) per annum from the date of payment of such amount by Landlord. In no event, however, shall the charges permitted under this Section 37. or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

38. INSURANCE. Tenant will Indemnify and hold harmless Landlord from and against any loss, theft, damage or liability occasioned by or resulting from any Event of Default or any willful or negligent act on the part of Tenant, its agents, employees, or invitees, or persons permitted on the Premises by Tenant or by
Landlord in accordance with Section 12. Tenant agrees to maintain at Tenant's sole cost and expense, insurance policies covering Tenant's aforesaid indemnity with respect to Tenant's use and occupancy of the Premises, as well as coverage for theft and damage. Such policies shall be issued in the name of Tenant and
Landlord as their interest may appear, or shall contain an "additional insured"
endorsement in favor of Landlord, and with limits of liability of at least ONE
MILLION DOLLARS ($1,000,000.00) per occurrence for bodily injury and TWO HUNDRED
THOUSAND DOLLARS ($200.000.00) per occurrence for property damage. Duplicate originals of such policies and endorsements shall be delivered to Landlord within thirty (30) days from the execution date hereof.

39. RENTAL ADJUSTMENT. In the event that lease Term exceeds one (1) year, one
(1) year after the commencement of this Lease and each one I(1) year anniversary thereafter, the Basic Rent hereunder shall be increased in accordance with the cost of living changes in the "Consumer Price Index" for all Urban Consumers- U.
S. City Average as published by the Bureau of Labor Statistics, United States
Department of Labor, ("BLS Consumer Price Index"). The BLS Consumer Price Index
figure for month and year in which this Lease commences is the "base" figure in the computation-of adjustment or Basic Rent. At the beginning of each one (1)
year period as provided in this paragraph, the BLS Consumer Price Index for the current month thereto, shall be determined and the rent commencing with the start of each such one (1) year period shall be adjusted by increasing the Basic
Rent proportionately, as the said BLS Consumer Price Index for the month has increased as compared with the base BLS Consumer Price Index provided above. If the BLS Consumer Price Index decreases, Basic Rent shall not decrease.

40. RULES. Tenant shall abide by attached Building Rules and Regulations, which may be reasonably changed or amended, at any time, by Landlord to promote a safe, orderly and professional Building environment.

41. PARKING. Tenant and all Tenant's employees shall park their vehicles in those areas designated by Landlord and shall comply with all municipal, sub divisional or other restrictive covenants imposed on Landlord by any restrictive authorities. Vehicles shall be towed at owner's expense for any of the following violations: (a) parking in any area other than as specifically designated by
Landlord: or (b) failure of such vehicle to have a parking permit, if issued by
Landlord, properly affixed thereto: or (c) parking across stripes marking the parking spaces. Landlord, at its sole discretion, may designate the specific space or area in which vehicles shall be parked and may change the same from time to time. Landlord may make, modify, or enforce rules and regulations relating to the parking of vehicles, and Tenant hereby agrees to obey such rules and regulations. Tenant shall only use a pro rata share of parking spaces as designated by Landlord. In the event the Building does not possess parking,
Landlord shall not be responsible for providing parking for Tenant.

                         BUILDING RULES AND REGULATIONS

1. No sign, picture, advertisement, name or notice shall be inscribed, displayed or affixed on or to any part of the inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such item at the expense of Tenant. All approved signs or lettering on doors and the building directory shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that
Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not, without written consent of Landlord, cover or otherwise sunscreen any window.

2. Landlord shall approve in writing, prior to installation, any attachment of any object affixed to walls, ceilings, or doors other than pictures and similar items.

3. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names there from.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the
Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Landlord. Tenant must, upon the termination of its tenancy, return to Landlord all keys to the Premises. If Tenant fails to return any such key, Tenant shall pay to Landlord the cost of changing the locks to the
Premises if Landlord deems it necessary to change such locks.

6. The toilet rooms, urinals, wash bowls and other apparatus in the Premises or
Building shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

7. Tenant shall not overload the floor of the Premises, mark on, or drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the
Premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of and as the Landlord may direct.

8. No furniture, freight or equipment of any kind shall be brought into the
Building without the consent of Landlord and all moving of same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building and any damage caused by moving or maintaining such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls, of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

9. Tenant shall not employ any person or persons for the purpose of cleaning the
Premises without the consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises or other damage caused by Landlord's janitorial service or any other person. Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming. If the
Premises requires more than building standard janitorial service, such excess service shall be at Tenant's cost.

10. No Tenant shall place anything in the hallways of the Building. No trash shall be placed in the common area.

11. Tenant shall only be permitted use as general office space. No tenant shall occupy or permit any portion of the Premises to be occupied for lodging or sleeping or for any illegal purposes or permit any pet within the Premises or
Building.

12. Tenant shall not use or keep in the Premises or the Building any combustible fluid or material and shall not permit any open flame, including candles, incense, etc.

13. Landlord will direct electricians as to where and how telephone wiring shall be located. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

14. No Tenant shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the Premises in any way except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited, The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom, or by whose agents, employees, or invitees, the damage shall have been caused.

15. Tenant shall provide and use chair pads and carpet protectors at all desk and furniture locations.

16. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays and on any other days between the hours of 6:00 p.m. and 6:30 a.m., Landlord reserves the right to keep all doors to the Building locked, and access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the Building or is properly identified as a tenant of the Building. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the
Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the
Building during the continuance of the same by closing the doors for the safety of the tenants and protection of property in the Building.

18. Access to the Building and parking may be controlled by the use of electronic card key or by other method deemed necessary by Landlord. Tenant shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards. In the event that
Tenant shall damage or lose the card key(s) or device(s), then Tenant's deposit for such card or device will be forfeited, and Tenant will be required to pay another equal deposit.

19. If Landlord or any other tenant complains about smoke, fumes or odors caused by smoking in a tenant's Premises, smoking shall be prohibited in such Premises from and after the date of such complaint. Smoking is prohibited in the common areas of the Building at all times.

20. Landlord reserves the right to require payment, in advance, for certain services not required of Landlord under this Lease, Such charges include, but are not limited to, processing "bounced" checks, changing locks, reviewing and signing lien waivers, lease assignments, providing after houses HVAC rates, etc.
and are subject to change at anytime without notice.

Lease Form 1/00            Rules -1                          Tenant initials DB
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